DISBURSEMENT REQUEST AND AUTHORIZATION

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$180,000.00	04-06-2018	03-26-2023		01E1		3PN	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: Genesys Industries, Inc.
1914 24th Ave E
Palmetto, FL 34221

Lender: HANCOCK BANK, a trade name of Whitney Bank
BRADENTON MAIN BUS BNKG
4770 STATE RD 64 E
BRADENTON, FL 34208

LOAN TYPE. This is a Fixed Rate (5.000%) Nondisclosable Draw Down Line of Credit Loan to a Corporation for $180,000.00 due on March 26, 2023. This is a secured renewal loan.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

☐ Personal, Family, or Household Purposes or Personal Investment.

☒ Business (Including Real Estate Investment).

SPECIFIC PURPOSE. The specific purpose of this loan is: Acquire a Business or buyout a partner - 180.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $180,000.00 as follows:

Amount paid on Borrower's account: $180,000.00 Payment on Loan # 44201313156	$180,000.00
Note Principal:	$180,000.00

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED APRIL 6, 2018.

BORROWER:

GENESYS INDUSTRIES, INC.

By: Shefali Vibhakar
Shefali Vibhakar, CFO/Sec/Treasurer/Director of Genesys Industries, Inc.

LaserPro, Ver. 17.4.10.006 Copr. D+H USA Corporation 1997, 2018. All Rights Reserved. - FL c:\lasercfi\CFI\LPL\D20.FC TR-214619 PR-317

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$180,000.00	04-06-2018	03-26-2023		01E1		3PN	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: Genesys Industries, Inc.
1914 24th Ave E
Palmetto, FL 34221

Lender: HANCOCK BANK, a trade name of Whitney Bank
BRADENTON MAIN BUS BNKG
4770 STATE RD 64 E
BRADENTON, FL 34208

Principal Amount: $180,000.00 **Date of Agreement: April 6, 2018**

DESCRIPTION OF EXISTING INDEBTEDNESS. A Promissory Note dated September 26, 2017 executed by Borrower to Lender, in the original principal amount of $180,000, including any and all renewals, modifications or extensions thereof.

DESCRIPTION OF COLLATERAL. It is the intention of the parties hereto that this Agreement, as a renewal and modification of that promissory note dated September 26, 2017, is secured by the collateral as more fully described in the security documents.

DESCRIPTION OF CHANGE IN TERMS. This Agreement hereby extends the interest only draw period to May 26, 2018, the payment schedule shall now be as is fully described in the "Payment" provision below. .

PROMISE TO PAY. Genesys Industries, Inc. ("Borrower") promises to pay to HANCOCK BANK, a trade name of Whitney Bank ("Lender"), or order, in lawful money of the United States of America, the principal amount of One Hundred Eighty Thousand & 00/100 Dollars ($180,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance, calculated as described in the "INTEREST CALCULATION METHOD" paragraph using an interest rate of 5.000% per annum based on a year of 360 days. Interest shall be calculated from the date of each advance until repayment of each advance. The interest rate may change under the terms and conditions of the "INTEREST AFTER DEFAULT" section.

PAYMENT. Borrower will pay this loan in accordance with the following payment schedule:

> This Note initially contemplates multiple loan advances (the "Line of Credit Phase"). Once the total amount of principal has been advanced under this Note, during the Line of Credit Phase, Borrower will not be entitled to further loan advances. Advances under this Note, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by Borrower or by an authorized person. During the Line of Credit Phase, the principal amount then outstanding of advances that Bank makes hereunder to Borrower shall be payable in two (2) monthly payments of interest only, commencing on April 26, 2018, and on the same day of each month thereafter, through May 26, 2018. Bank may, in its sole discretion, make advances upon the written, telephonic or facsimile request of Borrower, and Bank is authorized to rely conclusively upon such requests when received from a person purporting to be Borrower or Borrower's authorized officer or representative. Nothing in this Note shall be construed to establish an obligation on the part of Bank to make an advance under this Note. Effective May 27, 2018 (the "Conversion Date"), Borrower will not be entitled to any further advances on the Line of Credit, and the Note shall then be payable in fifty eight (58) payments of principal and interest as determined by Bank, based on the aggregate outstanding balance of the Note on the Conversion Date, commencing on June 26, 2018, and monthly on the same day thereafter, with the entire unpaid balance of principal and interest being payable on March 26, 2023.

Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; then to any late charges; and then to any unpaid collection costs. **Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.**

INTEREST CALCULATION METHOD. Interest on this loan is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this loan is computed using this method. This calculation method results in a higher effective interest rate than the numeric interest rate stated in the loan documents.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Agreement, and Borrower will remain obligated to pay any further amount owed to Lender. **All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: HANCOCK BANK, a trade name of Whitney Bank, LENDING SERVICES, P. O. BOX 211269 MONTGOMERY, AL 36121.**

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged **5.000% of the unpaid portion of the regularly scheduled payment or $1,000.00, whichever is less.**

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, the interest rate on this loan shall be increased to 18.000% per annum based on a year of 360 days. However, in no event will the interest rate exceed the maximum interest rate limitations under applicable law.

DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

Payment Default. Borrower fails to make any payment when due under the Indebtedness.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default in Favor of Third Parties. Any guarantor or Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of any guarantor's or Borrower's property or ability to perform their respective obligations under this Agreement or any of the Related Documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the indebtedness. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness evidenced by this Note.

Change In Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance under this Agreement and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Agreement if Borrower does not pay. Borrower will pay Lender the amount of these costs and expenses, which includes, subject to any limits under applicable law, Lender's reasonable attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

GOVERNING LAW. This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Florida without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the State of Florida.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of MANATEE County, State of Florida.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $25.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the debt against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

COLLATERAL. Borrower acknowledges this Agreement is secured by the collateral referenced in the separate security document(s).

LINE OF CREDIT. This Agreement evidences a straight line of credit. Once the total amount of principal has been advanced, Borrower is not entitled to further loan advances. Advances under this Agreement, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Agreement at any time may be evidenced by endorsements on this Agreement or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Agreement if: (A) Borrower or any guarantor is in default under the terms of this Agreement or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Agreement; (B) Borrower or any guarantor ceases doing business or is insolvent; (C) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Agreement or any other loan with Lender; or (D) Borrower has applied funds provided pursuant to this Agreement for purposes other than those authorized by Lender.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

FINANCIAL STATEMENTS. Borrower agrees to provide to the Lender upon request, but in any event on at least an annual basis, true and correct current financial statements in form and substance satisfactory to the Lender. The financial statements shall include, among other things, detailed information regarding (i) any entities, such as corporations, partnerships, or limited liability companies of which the Borrower is the majority owner and (ii) any entities of which the Borrower is not the majority owner, but for which Borrower is directly or contingently liable on debts or obligations of any kind incurred by those entities. All financial statements or records submitted to Lender via electronic means, including, without limitation by facsimile, open internet communications or other telephonic or electronic methods, including, without limitation, documents in Tagged Image Format Files ("TIFF") or Portable Document Format ("PDF") shall be treated as originals, fully binding and with full legal force and effect and the parties waive any rights they may have to object to such treatment. The Lender may rely on all such records in good faith as complete and accurate records produced or maintained by or on behalf of the party submitting such records.

ADDITIONAL COLLATERAL. To the extent permitted by law, as further collateral security for the repayment of this Note or Credit Agreement and all renewals and extensions, as well as to secure any and all other loans, notes, indebtedness and obligations, in principal, interest, fees, costs, expenses and attorneys' fees, and for the payment and performance of all agreements with respect to any swap, forward, future, or derivative transaction or option or similar agreement involving, or settled by reference to, one or more interest rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value, that Borrower (or any of them) may now and in the future owe to Lender or incur in Lender's favor, whether direct or indirect, absolute or contingent, due or to become due, of any nature and kind whatsoever (with the exception of any indebtedness under a consumer credit card account), Borrower is granting Lender a continuing security interest in, all property of Borrower of every nature or kind whatsoever (with the exception of IRA, pension, and other tax-deferred accounts) owned by Borrower or in which Borrower has an interest that is now or hereafter on deposit with, in the possession of, under the control of or held by Lender in definitive form, book entry form or in safekeeping, custodian accounts, securities accounts, including instruments, negotiable instruments, certificates of deposit, commercial paper, stocks, bonds, treasury bills and other securities, investment property, financial assets, security entitlements, documents, documents of title, payment intangibles, goods, chattel paper, and any general intangibles not previously listed, and Borrower hereby grants to Lender a right of set-off and/or compensation with respect to all such property. Borrower further hereby releases Lender from any obligation to take any steps to collect any proceeds of or preserve any of Borrower's rights, including, without limitation, rights against prior parties, in the collateral in which Lender possesses a security interest, and Lender's only duty with respect to such collateral shall be solely to use reasonable care in the physical preservation of the collateral which is in the actual possession of Lender. Collateral securing other loans with Lender may also secure this Note or Credit Agreement as a result of cross-collateralization.

WAIVER OF JURY TRIAL. Borrower and Lender knowingly, voluntarily and irrevocably waive, to the fullest extent permitted by applicable law, any and all rights either may have to trial by jury in any legal proceeding based on, arising out of, or in any way related to: this Agreement, the obligations, any notes, loan agreements, or any other loan document or agreement executed or contemplated to be executed in connection with any of the obligations; or any of the transactions contemplated hereby or thereby. This jury waiver also applies to any claim, counterclaim, cause of action or demand arising from or related to (i) any course of conduct, course of dealing, or relationship of Borrower, any obligor, or any other person with Lender or any employee, officer, director or assignee of Lender in connection with the obligations; or (ii) any statement (whether verbal or written) or actions of any person by or on behalf of Lender to Borrower, any obligor, or any other person in connection with the obligations, regardless of whether such cause of action or demand arises by contract, tort or otherwise. Borrower hereby acknowledges that this waiver of jury trial is a material inducement to the Lender in extending credit to the Borrower, that the Lender would not have extended such credit without this jury trial waiver, and that Borrower has been represented by an attorney or has had an opportunity to consult with an attorney in connection with this jury trial waiver and understands the legal effect of this waiver. Borrower further certifies that no person has represented to it, expressly or otherwise, that Lender or any other person would not, in the event of a legal proceeding, seek to enforce the foregoing waiver.

ADDITIONAL RIGHT OF SETOFF. In addition, in order to further secure all obligations, Borrower pledges to Lender, and grants to Lender a continuing lien and security interest in, and a right of set-off on, all property of Borrower, including any such property Borrower holds jointly with someone else, that is now or hereafter on deposit with, in the possession of, under the control of or held by Lender or any financial institution affiliate of the Lender, including, without limitation, all cash, deposit accounts, funds on deposit, stocks, bonds, treasury obligations and other securities, investment property, financial assets, securities accounts, notes, documents, instruments, certificates of deposit, items, chattel paper, and other property (except IRA, pension, other tax-deferred retirement accounts and any accounts or property held in a trust or fiduciary capacity for which setoff would be prohibited by law), together with all property added to or substituted for any of the foregoing, and all interest, dividends, income, fruits, accessions and proceeds of any of the foregoing.

OTHER COSTS AND FEES. Borrower further agrees to pay any and all charges, fees, costs and/or taxes levied or assessed against Lender in connection with this Note and/or any collateral, asset or other property which is pledged, mortgaged, hypothecated or assigned to Lender or in which Lender possesses a security interest, as security for this Note.

ADDITIONAL DEFAULTS AND ACCELERATION. In addition to the Events of Default set forth above, Lender shall have the right, at its sole option, to insist upon immediate payment (to accelerate the maturity) of this Note should any type of lien, judgment, levy, seizure, garnishment, tax lien, or court order occur affecting any assets of Borrower, or any guarantor, surety or accommodation party (or any one of them) on this Note.

NO NOVATION IF EARLIER NOTE CANCELLED. If an earlier note of any Borrower is cancelled at the time of execution hereof, then this Note constitutes an extension, but not a novation, of the amount of the continuing indebtedness, and Borrower agrees that all security rights held by Lender under the earlier note shall continue in full force and effect.

ADDITIONAL INFORMATION REGARDING LENDER. Hancock Bank is the trade name used by Whitney Bank, a Mississippi chartered banking corporation, in providing banking products and services through its locations in Mississippi, Alabama, and Florida. All obligations hereunder are due and payable to Whitney Bank.

DOCUMENTARY STAMP TAX. This Note is a renewal of that Promissory Note dated September 26, 2017 on which documentary stamp taxes have been paid and is not subject to any documentary stamp taxes or intangible property taxes pursuant to Florida Statute Chapter 201.08.

SUCCESSORS AND ASSIGNS. Subject to any limitations stated in this Agreement on transfer of Borrower's interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Collateral becomes vested in a person other than Borrower, Lender, without notice to Borrower, may deal with Borrower's successors with reference to this Agreement and the Indebtedness by way of forbearance or extension without releasing Borrower from the obligations of this Agreement or liability under the Indebtedness.

MISCELLANEOUS PROVISIONS. If any part of this Agreement cannot be enforced, this fact will not affect the rest of the Agreement. Borrower does not agree or intend to pay, and Lender does not agree or intend to contract for, charge, collect, take, reserve or receive (collectively referred to herein as "charge or collect"), any amount in the nature of interest or in the nature of a fee for this loan, which would in any way or event (including demand, prepayment, or acceleration) cause Lender to charge or collect more for this loan than the maximum Lender would be permitted to charge or collect by federal law or the law of the State of Florida (as applicable). Any such excess interest or unauthorized fee shall, instead of anything stated to the contrary, be applied first to reduce the principal balance of this loan, and when the principal has been paid in full, be refunded to Borrower. Lender may delay or forgo enforcing any of its rights or remedies under this Agreement without losing them. Borrower and any other person who signs, guarantees or endorses this Agreement, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Agreement, and unless otherwise expressly stated in writing, no party who signs this Agreement, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Agreement are joint and several.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

GENESYS INDUSTRIES, INC.

By: *[signature]*
Shefali Vibhakar, CFO/Sec/Treasurer/Director of Genesys Industries, Inc.